SUB-ITEM 77Q1


The Amended and Restated By-Laws for MFS Series Trust X, dated January 1, 2002, as revised December 16, 2004, are contained in Post-Effective Amendment No. 45 to the Registration Statement for MFS Series Trust I (File Nos. 33-7638 and 811-4777), as filed with the Securities and Exchange Commission via EDGAR on December 29, 2004, under Rule 485 under the Securities Act of 1933. Such document is incorporated herein by reference.

The Form of Amended and Restated By-Laws for MFS Series Trust X, dated January 1, 2002, as revised April 26, 2005, is contained in Post-Effective Amendment No. 55 to the Registration Statement for MFS Series Trust X (File Nos. 33-1657 and 811-4492), as filed with the Securities and Exchange Commission via EDGAR on March 14, 2005, under Rule 485 under the Securities Act of 1933. Such document is incorporated herein by reference.

The Amended and Restated Declaration of Trust for MFS Series Trust X, dated December 16, 2004, is contained in Post-Effective Amendment No. 55 to the Registration Statement (File Nos. 33-1657 and 811-4492), as filed with the Securities and Exchange Commission via EDGAR on March 14, 2005, under Rule 485 under the Securities Act of 1933. Such document is incorporated herein by reference.

An Amendment, dated February 1, 2005, to the Amended and Restated Declaration of Trust for MFS Series Trust X, dated December 16, 2004, is contained in Post-Effective Amendment No. 55 to the Registration Statement (File Nos. 33-1657 and 811-4492), as filed with the Securities and Exchange Commission via EDGAR on March 14, 2005, under Rule 485 under the Securities Act of 1933. Such document is incorporated herein by reference.

An Amendment, dated March 10, 2005, to the Amended and Restated Declaration of Trust for MFS Series Trust X, dated December 16, 2004, is contained in Post-Effective Amendment No. 56 to the Registration Statement (File Nos. 33-1657 and 811-4492), as filed with the Securities and Exchange Commission via EDGAR on March 31, 2005, under Rule 485 under the Securities Act of 1933. Such document is incorporated herein by reference.

An Amendment, dated April 1, 2005, to the Amended and Restated Declaration of Trust for MFS Series Trust X, dated December 16, 2004, is contained in Post-Effective Amendment No. 56 to the Registration Statement (File Nos. 33-1657 and 811-4492), as filed with the Securities and Exchange Commission via EDGAR on March 31, 2005, under Rule 485 under the Securities Act of 1933. Such document is incorporated herein by reference.


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An Amendment,  dated March 9, 2005, to the Amended and Restated  Declaration  of
Trust for MFS Series Trust X, dated December 16, 2004, is contained in Post-Effective Amendment No. 55 to the Registration Statement (File Nos. 33-1657 and 811-4492), as filed with the Securities and Exchange Commission via EDGAR on March 14, 2005, under Rule 485 under the Securities Act of 1933. Such document is incorporated herein by reference.

The Forms of Appendix A and B to the Investment Advisory Agreement for MFS Series Trust X, dated April 26, 2005, is contained in Post-Effective Amendment No. 55 to the Registration Statement (File Nos. 33-1657 and 811-4492), as filed with the Securities and Exchange Commission via EDGAR on March 14, 2005, under Rule 485 under the Securities Act of 1933. Such document is incorporated herein by reference.